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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  SEPTEMBER 10, 1997



                             PLATINUM ENTERTAINMENT, INC.
                  (Exact Name of Registrant as Specified in Charter)



              DELAWARE                  0-27852                  36-3802328
    (State or Other Jurisdiction      (Commission               (IRS Employer
           of incorporation)          File Number)            Identification No.



    2001 BUTTERFIELD ROAD, SUITE 1400, DOWNERS GROVE, ILLINOIS       60515
              (Address of Principal Executive Offices)             (Zip Code)



        Registrant's telephone number, including area code:  (630) 769-0033
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ITEM 5.  OTHER EVENTS.

On September 10, 1997, the Registrant issued the press release attached as
Exhibit 99.1 announcing termination of an agreement between the Registrant and K-tel International, Inc. The information contained in this press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1      Press Release of Registrant dated September 10, 1997.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PLATINUM ENTERTAINMENT, INC.


Dated:  September 10, 1997        By:  /s/ STEVEN DEVICK
                                     -----------------------------------------
                                     Steven Devick
                                     Chairman of the Board and
                                     Chief Executive Officer

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                                    EXHIBIT INDEX


EXHIBIT #          ITEM

99.1               Press Release